UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2019

KITE REALTY GROUP TRUST

(Exact name of registrant as specified in its charter)

Maryland	1-32268	11-3715772
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

30 S. Meridian Street

Suite 1100

Indianapolis, IN 46204

(Address of principal executive offices) (Zip Code)

(317) 577-5600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Shares, $0.01 par value per share	KRG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

Equity Incentive Plan

The Board of Trustees (the “Board”) of Kite Realty Group Trust (the “Company”) adopted the Kite Realty Group Trust 2013 Equity Incentive Plan, as amended and restated as of February 28, 2019 (the “Amended and Restated 2013 Plan”), and it was approved by shareholders of the Company on May 14, 2019, as described below in Item 5.07 of this Current Report on Form 8-K.

The following description of certain terms of the Amended and Restated 2013 Plan is qualified in its entirety by reference to the full text of the Amended and Restated 2013 Plan, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Term. The Amended and Restated 2013 Plan will terminate automatically on February 27, 2029 (the day before the tenth anniversary of February 28, 2019), unless it is earlier terminated by the Board or otherwise pursuant to the terms of the Amended and Restated 2013 Plan.

Eligible Participants. Awards may be granted under the Amended and Restated 2013 Plan to employees, officers, directors, or trustees of the Company or its affiliates, or consultants or advisers (who are natural persons, who provide bona fide services to the Company or its affiliates, and whose services are not in connection with the Company’s offer or sales of securities in a capital-raising transactions and do not promote or maintain a market for the Company’s common shares).

Awards. The following types of awards may be made under the Amended and Restated 2013 Plan, subject to the limitations set forth in the plan:

•                  Share options, which may be either incentive share options or nonqualified share options;

•                  Share appreciation rights or “SARs”;

•                  Restricted shares;

•                  Restricted share units (or share units) and deferred share units;

•                  Performance-based awards;

•                  Dividend equivalent rights;

•                  Unrestricted shares;

•                  LTIP units;

•                  “Appreciation only” long-term incentive plan units (or AO units); and

•                  Cash incentive awards.

Shares Issued. Subject to adjustment as provided in the Amended and Restated 2013 Plan, as of February 28, 2019, the maximum number of common shares will equal:

•                  6,000,000 common shares; plus

•                  The number of common shares available for future awards under the 2004 Equity Incentive Plan (the “2004 Plan”) as of May 8, 2013 (the “Effective Date”); plus

•                  The number of common shares subject to outstanding awards under the 2004 Plan as of the Effective Date that thereafter terminate by expiration, forfeiture, cancellation or otherwise without the issuance of such shares and thereafter become available for issuance (together with the preceding two common share totals, the “2013 Plan Shares”); and

•                  3,000,000 common share equivalents, which is a fungible share pool representing up to 16,050,000 common shares, depending on the number of full value awards and non-full value awards granted under the Amended and Restated 2013 Plan.

A description of the material terms of the Amended and Restated 2013 Plan is set forth in Proposal 4, under the heading “Approval of the Amended and Restated 2013 Plan,” in the Company’s 2019 Proxy Statement, filed with the SEC on March 29, 2019.

Trustee Resignation Notice

The information set forth under Item 5.07 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.02.

Item 5.07 Submission of Matters to a Vote of Security Holders

The 2019 annual meeting of shareholders of the Company took place on May 14, 2019. At the meeting, shareholders voted on the election of eight nominees for the Company’s Board of Trustees to serve one-year terms expiring at the 2019 annual meeting of shareholders. The shares voted for, against, and abstaining as to each nominee were as follows:

Nominee	For	Against	Abstain
John A. Kite	69,951,526	2,206,563	19,098
William E. Bindley	45,694,525	26,462,745	19,917
Victor J. Coleman	45,970,407	26,184,993	21,787
Lee A. Daniels	45,971,019	26,185,290	20,878
Christie B. Kelly	71,501,433	655,226	20,528
David R. O’Reilly	71,472,360	683,240	21,587
Barton R. Peterson**	29,484,159	42,672,560	20,468
Charles H. Wurtzebach	71,489,783	666,022	21,382

*            There were a total of 6,606,625 Broker Non-Votes for each trustee nominee.

** As noted above, Mr. Peterson received less than a majority of the votes cast in connection with his election to the Board. In accordance with the Company’s Corporate Governance Guidelines, he tendered his resignation to the Board. The Corporate Governance and Nominating Committee of the Board (the “Committee”) and the Board jointly reviewed the situation and, taking into account the Committee members’ recommendations, the Board determined that acceptance of Mr. Peterson’s resignation would not be in the best interests of the Company, and the Board rejected the resignation. Mr. Peterson did not participate in the deliberations of the Committee or the Board with respect to this matter. In making this determination, the Committee and the Board considered various factors, including the current structure and needs of the Board, the contributions and role of Mr. Peterson in supporting the Company’s strategic focus and corporate governance and circumstances around the shareholder vote. The Board believes that Mr. Peterson is a valuable contributor to the Board, with background and insights that significantly benefit the Company. Prior to the annual meeting of shareholders, Institutional Shareholder Services (“ISS”) issued a recommendation to vote against Mr. Peterson (and the other members of the Committee) on the basis that the Company’s Declaration of Trust includes a provision that delegates to the Board the exclusive right to amend the Company’s bylaws, as permitted by Maryland law. This provision was included in the Company’s original Declaration of Trust that was filed in connection with the Company’s initial public offering in 2004. The Committee and the Board considered the fact that, despite the ISS recommendation, no shareholders had communicated any specific concerns or dissatisfaction to the Company with respect to Mr. Peterson or asked the Company to make any changes to its organizational documents with respect to this issue. The Company is committed to acting in the best interests of its shareholders and welcomes their input on all issues, and the Board takes very seriously the dissatisfaction reflected in the results of the shareholder vote. The Company will be reaching out to shareholders to attempt to understand the reasons why certain shareholders voted against the election of Mr. Peterson. Once this feedback has been obtained, the Board will determine what actions, if any, should be taken in response to the shareholder vote.

At the annual meeting, the shareholders voted on a non-binding resolution to approve the compensation of the Company’s executive officers. The shares voted for, against, and abstaining on this proposal were as follows:

	For	Against	Abstain
Advisory vote on executive compensation	70,532,918	1,478,369	165,900

*            There were a total of 6,606,625 Broker Non-Votes related to the advisory vote on executive compensation.

At the annual meeting, the shareholders voted to ratify the appointment of Ernst & Young, LLP to serve as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2019. The shares voted for, against, and abstaining on this proposal were as follows:

	For	Against	Abstain
Ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2019	77,334,415	1,383,262	66,135

At the annual meeting, the shareholders voted to approve the Amended and Restated 2013 Plan. The shares voted for, against, and abstaining on this proposal were as follows:

	For	Against	Abstain
Approval of the Kite Realty Group Trust 2013 Equity Incentive Plan, as amended and restated as of February 28, 2019	62,816,428	9,241,183	119,576

*            There were a total of 6,606,625 Broker Non-Votes related to the vote to approve the Amended and Restated 2013 Plan.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Kite Realty Group Trust 2013 Equity Incentive Plan, as amended and restated as of February 28, 2019

EXHIBIT INDEX

Exhibit Number	Description
10.1	Kite Realty Group Trust 2013 Equity Incentive Plan, as amended and restated as of February 28, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KITE REALTY GROUP TRUST

Date: May 17, 2019	By:	/s/ Scott E. Murray
Scott E. Murray